ASTON/Herndon Large Cap Value Fund

Summary Prospectus – March 2, 2015	Ticker: Class N–AALIX, Class I–AHRNX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/forms-prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated February 28, 2015, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	0.25%	0.25%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.31%	1.06%
(a)

Other expenses include fees equal to 0.07% recouped by the investment adviser pursuant to an expense reimbursement agreement. The expense reimbursement agreement provides that for a period of up to three years from the end of the fiscal year during which management fees are waived or operating expenses are reimbursed, the investment adviser is entitled to be reimbursed by the Fund for such fees waived and expenses reimbursed from commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s Total Annual Operating Expenses for a class, not including investment-related costs (such as brokerage commissions), interest, taxes, extraordinary expenses and acquired fund fees and expenses, remain at or below the operating expense limit applicable to each class after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and operating expenses remained the same as shown above, including the recoupment for the first year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$133	$400	$688	$1,506
Class I Shares	108	322	554	1,219

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75.46%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its assets in securities of large-cap companies that the subadviser believes are undervalued compared to their perceived worth. The Fund invests primarily in common stocks and other equity securities. Value stocks tend to have prices that are low relative to their earnings, dividends, assets or other financial measures. The Fund defines a large-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell 1000 Index. The composition, and thus market capitalization range, of the Russell 1000 Index changes periodically. As of December 31, 2014, the market capitalization range of the Russell 1000 Index was approximately $275 million to $665.6 billion.

Aston Funds	1	Summary Prospectus

The subadviser combines a value-oriented approach with fundamental analysis to identify companies primarily from the Russell 1000 Index that it believes have strong fundamentals and whose stocks are undervalued relative to other companies in the Index. Companies that meet minimum capitalization and quality screens are evaluated and ranked based on a number of fundamental metrics. The subadviser seeks to construct a portfolio that has the following characteristics relative to the Russell 1000 Index:

■	Higher quality
■	Higher dividend growth rates
■	Lower valuation
■	Stronger earnings growth
■	Lower volatility

To manage risk, the subadviser seeks to limit sector and security exposure, maintain sector diversification, maintain a bias towards liquidity and adhere to a disciplined sell process.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Value Style Risk. Value investing involves buying stocks that the subadviser believes are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, the valuation levels of value stocks are less than those of growth stocks. Because different types of stocks go in and out of favor with prevailing market and economic conditions, the Fund’s performance may be adversely affected when value stocks underperform.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year for the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.astonfunds.com, or by calling toll-free 800-992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	03/12	16.26%
Worst quarter:	09/11	(15.38)%

Aston Funds	2	Summary Prospectus

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2014)

	ASTON/Herndon Large Cap Value Fund
	1 Year	Since Inception
Class N Shares (Inception 3/31/10):
Return Before Taxes	1.05%	11.30%
Return After Taxes on Distributions	(0.47)%	10.15%
Return After Taxes on Distributions and Sale of Fund Shares	1.86%	8.75%
Class I Shares (Inception 3/2/11):
Return Before Taxes	1.26%	10.38%
Russell 1000 Value Index (Reflects no deduction for taxes, expenses or fees. Index return since inception for Class N shares is computed from March 31, 2010. Index return for Class I shares, since inception, computed from February 28, 2011, is 14.36%.)	13.45%	14.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

Aston Asset Management, LLC serves as the investment adviser to the Fund. Herndon Capital Management, LLC (“Herndon”) serves as the subadviser to the Fund.

Randell A. Cain Jr., CFA, a principal of Herndon, serves as the Portfolio Manager of the Fund. Mr. Cain has served as the Portfolio Manager since the Fund’s inception in March 2010.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O. Box 9765, Providence, Rhode Island 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50
Class I—Institutional Accounts	$1 Million	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	3	Summary Prospectus

HRNLCV315

Aston Funds	4	Summary Prospectus